Property and Equipment, Net	6 Months Ended
Jun. 30, 2024
Property and Equipment, Net [Abstract]
Property and equipment, net
6.	Property and equipment, net

Property and equipment, net consisted of the following:

	As of June 30, 2024	As of December 31, 2023
	In thousands of USD
Buildings	$16,114	$15,935
Furniture and equipment	691	974
Motor vehicles	118	119
Office improvements	1,857	1,868
Subtotal	18,780	18,896
Less: accumulated depreciation	(4,627)	(4,270)
Property and equipment, net	$14,153	$14,626

Depreciation expenses for the six months ended June 30, 2024 and 2023 amounted to approximately $0.36 million and $0.47 million, respectively.

The Company did not recognize any impairment loss on property and equipment for the six months ended June 30, 2024 and year ended December 31, 2023.